

MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of December 31, 2010

Investment Strategy

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

Differentiating Factors

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager

Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor

A.Q. Johnson & Co., Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837

WWW.MUNDOVAL.COM

Geographic Diversification



61.8% Domestic
37.3% International
0.9% Net Cash[1]

[1]*Net Cash represents cash equivalents and other assets less liabilities.*

Top 10 Holdings

Bank of America	3.45%
Companhia de Bebidas	3.34%
Boston Scientific	3.26%
AstraZeneca	3.19%
Exxon Mobil	3.15%
Microsoft	3.13%
Google Inc	3.07%
Unilever PLC	3.06%
Pfizer Inc	3.02%
General Electric Co	3.00%

Industry Diversification

Health Care	26.02%
Financials	19.97%
Information Technology	16.51%
Consumer Discretionary	10.39%
Consumer Staples	8.97%
Telecommunication Services	8.34%
Industrials	5.76%
Energy	3.15%

Fund Facts

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	36
2010 PortfolioTurnover	34%
Net Assets (millions)	$11.60
Audited Expense Ratio	1.50%
No sales loads or distribution fees	

Average Annual Total Returns[2]



Mundoval Fund
MSCI World Index
S&P 500
2.87%
11.76%
15.10%
-3.70%
-4.85%
-2.84%
2.83%
2.43%
2.30%
5.03%
5.36%
3.99%
1 Year
3 Year
5 Year
Since Inception

Hypothetical Growth of $10,000 since inception[2,3]



$16,000
$12,000
$8,000
$4,000
$0
$13,642
2004
2005
2006
2007
2008
2009
2010

[3]*A hypothetical $10,000 investment in the fund at inception on 9/3/04 would have been worth $13,642 on 12/31/10. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

[2]Risks & Important Considerations

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

MUNDOVAL FUND
GLOBAL VALUE INVESTING



Quarterly Commentary: 4Q 2010

Performance Review

The Mundoval Fund returned 4.37% in the fourth quarter, trailing the benchmark MSCI World Index by 4.58%.

Top Fund performers included medical device maker, **Boston Scientific**; integrated oil and gas company, **Exxon Mobil**, and internet search giant, **Google**. Compania de Bebidas or **AmBev**, the dominant brewer in South America and the largest Pepsi bottler outside the U.S., also recorded double digit gains and underwent a 5:1 stock split on Dec. 28.

Holdings **3M**, **e Bay**, **Omnicom Group**, and **SK Telecom** were sold from the Fund after their stock prices reached what we feel are fair market value. Sale proceeds were deployed back into existing Fund holdings and were used to finance purchases of new holdings **France Telecom** and **CNinsure**, an independent insurance intermediary based in China.

Performance Attribution

Underperformance relative to the index was largely attributed to a handful of companies that experienced what we feel are temporary setbacks during the quarter, namely for-profit education company, **Apollo Group**, and IT stalwart, **Cisco Systems**.

Apollo shares experienced price declines after falling under government scrutiny for their student loan practices and graduation rates. And Cisco Systems, we believe, was overly-punished by the marketplace after reporting growth estimates that were positive, yet below consensus Wall Street expectations, precipitating a 21% stock price decline over four trading days. Both businesses are highly cash-generative enterprises we feel can overcome these short term hurdles.

The Fund's exposure to **healthcare** stocks also hurt relative performance. Healthcare was the worst performing sector in the S&P 500 for example, as federal legislative uncertainty prompted many investors to allocate away from healthcare businesses, depressing their stock prices. At 26% of Fund assets, healthcare is the largest sector in the Mundoval Fund. Given the steady profit history of the healthcare businesses we own, coupled with our conservative estimates for growth, we believe the present value of the future expected cash flows from the healthcare businesses in the Fund are not reflected in the stock price. As long-term investors, we are willing to own what we believe are excellent companies when other investors are fearful, as broad investor fear can create very attractive stock prices in the short run.

Average Annual Total Returns as of December 31, 2010[2]

	4Q 2010	Year to Date	1-Year	3-Years	5-Years	Since Inception (9/3/04)
Mundoval Fund	4.37%	2.87%	2.87%	-3.70%	2.83%	5.03%
MSCI World Index	8.95%	11.76%	11.76%	-4.85%	2.43%	5.36%
S&P 500 Index	10.79%	15.10%	15.10%	-2.84%	2.30%	3.99%

[2]Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.